Portfolio of Investments

September 30, 2021 (unaudited)

Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 100.2%
CHINA — 100.2%
Anker Innovations Technology Co., Ltd., Class A	2,000	$33,138
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	144,581
Beijing United Information Technology Co., Ltd., Class A	4,000	70,650
Berry Genomics Co., Ltd., Class A *	5,800	19,169
BGI Genomics Co., Ltd., Class A	2,700	36,578
Centre Testing International Group Co., Ltd., Class A	9,600	37,632
Contemporary Amperex Technology Co., Ltd., Class A	1,900	153,936
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,980	33,574
Glodon Co., Ltd., Class A	8,100	83,560
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	63,196
Hangzhou Tigermed Consulting Co., Ltd., Class A	3,100	83,371
Hefei Meiya Optoelectronic Technology, Inc., Class A	3,900	22,888
Iflytek Co., Ltd., Class A	3,500	28,455
Jafron Biomedical Co., Ltd., Class A	3,400	30,779
Jiangsu Hengrui Medicine Co., Ltd., Class A	3,432	26,646
Kweichow Moutai Co., Ltd., Class A	300	84,678
LONGi Green Energy Technology Co., Ltd., Class A	3,339	42,443
Luzhou Laojiao Co., Ltd., Class A	1,000	34,321
Midea Group Co., Ltd., Class A	8,300	89,247
NanJi E-Commerce Co., Ltd., Class A	13,100	13,346
Oppein Home Group, Inc., Class A	1,800	36,174
Ping An Insurance Group Co. of China Ltd., Class A	8,000	59,656
Proya Cosmetics Co., Ltd., Class A	1,300	34,789
SF Holding Co., Ltd., Class A	5,100	51,425
SG Micro Corp., Class A	1,200	61,473
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	37,505
Shenzhen Inovance Technology Co., Ltd., Class A	9,150	88,928
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	39,611
Sinocare, Inc., Class A	7,900	28,720
Topchoice Medical Corp., Class A *	1,700	79,445
WuXi AppTec Co., Ltd., Class A	3,636	85,731
Yonyou Network Technology Co., Ltd., Class A	7,280	37,277
Yunnan Baiyao Group Co., Ltd., Class A	1,900	28,701
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	25,220	88,747
		1,890,370
TOTAL INVESTMENTS — 100.2%**
(cost $1,212,848)		$1,890,370
Other liabilities less assets — (0.2)%		(3,330)
NET ASSETS — 100.0%		$1,887,040

*	Non-income producing security.
**	The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2021.

Portfolio of Investments

September 30, 2021 (unaudited)

Baillie Gifford China A Shares Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$33,138	$1,857,232	$–	$1,890,370
Total	$33,138	$1,857,232	$–	$1,890,370

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2021.